Exhibit 4.1
                                                                     -----------
                                 TRUST AGREEMENT

          TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

          WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

          WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

          WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

          WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in
Schedule II to the Trust Agreement (the "Trust Property"); and

          WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

          NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having an initial Unit Principal Balance identified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

          IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                            LASALLE BANK NATIONAL ASSOCIATION
                                as Trustee on behalf of the Trust identified in
                                Schedule I hereto, and not in its individual capacity

                            By: /s/ Brian D. Ames
                                ----------------------------
                                Name:   Brian D. Ames
                                Title:  Vice President


                            MSDW STRUCTURED ASSET CORP.

                            By: /s/ John Kehoe
                                ----------------------------
                                Name:   John Kehoe
                                Title:  Vice President



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2002-1

Date of Trust Agreement:                    February 27, 2002

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the Standard
                                            Terms shall be inapplicable.

Units:                                      The Trust will issue two classes of
                                            Units: the Class A Units and the
                                            Class B Units. Only the Class A
                                            Units will be publicly offered.

Initial Unit Principal Balance
of the Class A Units:                       $35,620,000

Initial Notional Amount
of the Class B Units:                       $35,620,000

Issue Price of Units:                       Class A Units:  100%

                                            Class B Units: $2,248,000

Number of Units:                            Class A Units:

                                            1,424,800 (Unit Principal Balance of
                                            $25 each)

                                            Class B Units:

                                            One (1) Unit representing 100% of
                                            the Notional Amount of the Class B
                                            Units

Minimum Denomination:                       Class A Units:

                                            $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply. Each
                                            $25 of Unit Principal Balance is a
                                            Unit.

                                            Class B Units:

                                            The entire Notional Amount of such
                                            class.

Cut-off Date:                               February 27, 2002

Closing Date:                               February 27, 2002

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              Class A Units:

                                            7.50% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months. During an extension
                                            period with respect to the
                                            securities, while interest will
                                            continue to accrue on the Unit
                                            Principal Balance at 7.50% per annum
                                            and interest will accrue on any
                                            deferred interest at 7.50% per
                                            annum.

                                            Class B Unit Units:

                                            0.6660% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months. During an extension
                                            period with respect to the
                                            securities, interest will continue
                                            to accrue on the Unit Notional
                                            Amount at 0.6660% per annum and
                                            interest will accrue on any deferred
                                            interest at a rate equal to 8.205%
                                            per annum.

                                            The right of the Class A Units to
                                            interest is pari passu with the
                                            right of the Class B Units to
                                            interest.

                                            In the event of an exercise of the
                                            call rights of the Swap Counterparty
                                            under the Swap Agreement, the Class
                                            B Units will be entitled to the
                                            payment of the amounts specified in
                                            Schedule III as being payments by
                                            the Swap Counterparty in respect of
                                            the Class B Units.

Interest Reset Period:                      Not Applicable

Rating:                                     Class A Units Only:

                                            Baa1 by Moody's

                                            BBB+ by S&P

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          January 1, 2027. The Units will have
                                            the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption as specified in Schedule
                                            II and is subject to call in
                                            accordance with Schedule III. Any
                                            such call or redemption will cause a
                                            redemption of a corresponding
                                            portion of the Units.

                                            If the rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, the Trustee will
                                            randomly select Units to be redeemed
                                            in full from the proceeds of such
                                            partial exercise of the Swap
                                            Agreement or partial redemption of
                                            the Securities.

Additional Distribution:                    If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to February 27, 2007, each of
                                            the Class A Units being redeemed in
                                            connection with such redemption of
                                            Securities (or related exercise of
                                            the rights under the Swap Agreement)
                                            will receive a pro rata distribution
                                            from the proceeds of the redemption
                                            of the Securities remaining after
                                            payment of principal and interest on
                                            the Class A Units up to a maximum of
                                            $2.50 per Class A Unit. The Class A
                                            Units will also receive any
                                            additional amounts available at
                                            maturity or upon a redemption by the
                                            Security Issuer if all or a portion
                                            of the Swap Agreement has expired
                                            unexercised.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms shall
                                            not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement:                             The ISDA Agreement referred to in
                                            Schedule III. In addition, in
                                            connection with an additional
                                            issuance of Units, any additional
                                            Swap Agreement entered into in
                                            connection therewith.

Swap Counterparty:                          Party A to the Swap Agreement
                                            referred to in Schedule III or any
                                            assignee thereof. In addition, in
                                            connection with an additional
                                            issuance of Units, Party A to any
                                            additional Swap Agreement or any
                                            assignee thereof.

                                            In the event that there is more than
                                            one Swap Counterparty at any time
                                            when a partial redemption of the
                                            Securities occurs, the Trustee shall
                                            randomly select which options under
                                            the Swap Agreements shall be
                                            selected for exercise or termination
                                            (and receipt of a Swap Termination
                                            Payment).

Guaranty:                                   Morgan Stanley Dean Witter & Co.
                                            (the "Guarantor") shall guarantee
                                            the obligations of Morgan Stanley &
                                            Co. International Limited ("MSIL")
                                            for so long as MSIL is Party A to
                                            any Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor may
                                            arrange for the Trust to enter into
                                            an additional Swap Agreement with
                                            identical terms as the Swap
                                            Agreement entered into as of the
                                            Closing Date with an additional Swap
                                            Counterparty, except that such Swap
                                            Agreement may have a different Swap
                                            Counterparty and premium amount than
                                            the Swap Agreement entered into on
                                            the Closing Date. The Rating Agency
                                            Condition must be satisfied in
                                            connection with respect to the Swap
                                            Counterparty.

Distribution Date:                          Each January 1 and July 1,
                                            commencing July 1, 2002.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                Each December 15 and June 15,
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $3,750. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Depositor will act as Expense
                                            Administrator on behalf of the Trust
                                            pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Depositor
                                            as Expense Administrator (the
                                            "Expense Administrator") and the
                                            Trust.

                                            The Expense Administrator will
                                            receive a fee equal to 0.06% per
                                            annum of the principal amount of the
                                            Securities held by the Trust as its
                                            fee, payable on the basis of a 360
                                            day year consisting of twelve 30 day
                                            months. The Expense Administrator
                                            will be entitled to interest on any
                                            deferred fee amounts that would have
                                            been payable but for deferral of
                                            interest on the Securities at the
                                            rate of 8.205% per annum and any
                                            additional amounts available as
                                            interest on deferred interest with
                                            respect to the Securities after
                                            application of such amounts to the
                                            deferred interest payable on the
                                            Units. The Expense Administrator's
                                            fee is payable only from available
                                            interest receipts received with
                                            respect to the Securities after
                                            application of such receipts to
                                            payment of accrued interest on the
                                            Units and any Swap Termination
                                            Payments currently owing. The
                                            Expense Administrator will be
                                            entitled to its fee in connection
                                            with an exercise of the Options or a
                                            redemption of the Securities. The
                                            Expense Administrator will not be
                                            entitled to receive its fee from the
                                            proceeds of a termination other than
                                            in connection with an exercise of
                                            Options or a redemption of
                                            Securities.

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Class A Units on the New York Stock Exchange

ERISA Restrictions:                         None of the restrictions in the
                                            Standard Terms relating to the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, and related
                                            matters shall apply to the Class A
                                            Units.

                                            The restrictions shall apply to the
                                            Class B Units and no ERISA Benefit
                                            Plan may acquire an interest in the
                                            Class B Units.

Alternative ERISA Restrictions:             Not applicable

Deemed Representations:                     Not applicable

QIB Restriction:                            Applicable to the Class B Units.
                                            Not applicable to the Class A Units.

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following events also shall
                                            constitute Trust Wind-Up Events: (i)
                                            redemption by the Security Issuer of
                                            all Securities held by the Trust and
                                            (ii) exercise of the call rights
                                            under the Swap Agreement as to all
                                            Securities held by the Trust.

                                            If a Trust Wind-Up Event has
                                            occurred in connection with the
                                            exercise of any Option under the
                                            Swap Agreement and if the Selling
                                            Agent cannot obtain a bid for the
                                            Securities in excess of 100% of the
                                            aggregate Unit Principal Balance of
                                            the Class A Units and accrued
                                            interest on the Securities, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise of the
                                            call option will be rescinded (and
                                            the Swap Counterparty shall be
                                            entitled to exercise such options in
                                            the future) and any related Trust
                                            Wind-Up Event will be deemed not to
                                            have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Securities held by the Trust will be
                                            liquidated (by delivery to the
                                            Security Issuer in the event of a
                                            redemption).

                                            If a Trust Wind-Up Event occurs due
                                            to a redemption of the Securities by
                                            the Security Issuer or exercise of
                                            the call rights under the Swap
                                            Agreement as to all Securities held
                                            by the Trust, (i) amounts received
                                            as accrued interest on the
                                            Securities will be applied to the
                                            Class A Units and the Class B Units
                                            pro rata in proportion to the amount
                                            of accrued interest outstanding on
                                            each such Class, (ii) amounts
                                            received as principal or par on the
                                            Securities will be applied to the
                                            Unit Principal Balance of the Class
                                            A Units up to 100% of the Unit
                                            Principal Balance of each Class A
                                            Unit, (iii) if prior to February 27,
                                            2007, any amount received as a
                                            make-whole premium or redemption
                                            premium on the Securities will be
                                            applied to the Class A Units up to
                                            $2.50 per Class A Unit. Remaining
                                            accrued interest will be applied to
                                            the Expense Administrator's fee. Any
                                            remaining amounts will be paid to
                                            the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Class A Units and the
                                            Class B Units. The Class A Units
                                            will have a claim on the proceeds of
                                            the liquidation equal to their
                                            aggregate Unit Principal Balance
                                            plus accrued interest. The Class B
                                            Units will have a claim on the
                                            proceeds of liquidation equal to the
                                            value calculated (x) by discounting
                                            each remaining scheduled payment at
                                            a rate of 7.20% (on the basis of a
                                            360 day consisting of twelve 30 day
                                            months) and adding (y) accrued
                                            interest. If the proceeds of the
                                            liquidation is less than the
                                            combined claim amounts of the Class
                                            A Units and the Class B Units, the
                                            proceeds will be distributed in
                                            proportion to the claim amounts of
                                            the Class A Units and the Class B
                                            Units in full satisfaction of the
                                            claims of the Units. If the proceeds
                                            of liquidation exceed the claims of
                                            the Class A Units and the Class B
                                            Units, the excess will be paid to
                                            the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement.

Self-Tenders by Security Issuer:            The Trust will not participate in
                                            any self-tender by the Security
                                            Issuer for the Securities and the
                                            Trustee will not accept any
                                            instructions to the contrary from
                                            the Unitholders.

Terms of Retained Interest:                 The Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor will
                                            receive such accrued interest on the
                                            first Distribution Date for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $452,469.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not applicable.

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer (or the Security Guarantor on
                                            its behalf or under the Security
                                            Guaranty) to pay an installment of
                                            principal of, or any amount of
                                            interest due on, the Securities
                                            after the due date thereof and after
                                            the expiration of any applicable
                                            grace period; or (iii) the
                                            occurrence of any of the events of
                                            default under such Securities and/or
                                            Security Agreement relating to the
                                            insolvency or bankruptcy of the
                                            Security Issuer or the Security
                                            Guarantor.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent will
                                            solicit bids for all of the
                                            Securities held by the Trust from at
                                            least three registered
                                            broker-dealers of national
                                            reputation. The Selling Agent will,
                                            on behalf of the Trust, sell the
                                            Securities at the highest bid price
                                            received. The Selling Agent may not
                                            bid for the Securities.

                                            If the Swap Counterparty exercises
                                            any of its Options other than in
                                            connection with a redemption of the
                                            Securities by the Security Issuer, a
                                            number of Securities corresponding
                                            to the number of Options exercised
                                            by the Swap Counterparty will be
                                            sold by the Selling Agent on behalf
                                            of the Trust.

                                            If the Selling Agent cannot obtain a
                                            bid for the Securities in excess of
                                            100% of the aggregate Unit Principal
                                            Balance of the Class A Units to be
                                            redeemed and accrued interest on the
                                            Securities to be sold, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            Option(s) in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Additional Issuance of Units:               Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at any
                                            time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 (with respect to the
                                            Class A Units issued ) and, if in
                                            excess of such amount, in a $25
                                            integral multiple in excess thereof
                                            (with respect to the Class A Units
                                            issued). The principal amount of
                                            Securities deposited must be in the
                                            same ratio to the Unit Principal
                                            Balance (and Notional Amount with
                                            respect to the Class B Units) of the
                                            Units received for such deposit as
                                            the ratio of the aggregate principal
                                            amount of the Securities deposited
                                            on the Closing Date to the aggregate
                                            Unit Principal Balance (and
                                            aggregate Notional Amount with
                                            respect to the Class B Units) on the
                                            Closing Date. The Depositor must
                                            either arrange for the Swap
                                            Counterparty and the Trust to
                                            increase proportionally the notional
                                            amount under the Swap Agreement or
                                            arrange for an additional Swap
                                            Agreement to be entered into between
                                            the Trust and an additional Swap
                                            Counterparty. The Depositor must
                                            also arrange the issuance of Class B
                                            Units with a Notional Amount equal
                                            to the Unit Principal Balance being
                                            issued in connection with an
                                            additional issuance. Any accrued
                                            interest will be reflected in the
                                            price of the Securities and Class A
                                            Units. The Rating Agency Condition
                                            must be satisfied in connection with
                                            any such additional issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of the
                                            Standard Terms to the contrary, any
                                            sale of the Securities shall be
                                            conducted by and through the Selling
                                            Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible Account"
                                            in the Standard Terms shall not
                                            apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:                      The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Non-U.S. Persons                            Notwithstanding anything to the
                                            contrary herein or in the Standard
                                            Terms, any beneficial owner of any
                                            Units which is a non-U.S. person
                                            shall not be entitled to exercise
                                            any rights of the Unitholders to
                                            instruct or direct the Trustee.

Other Terms:                                The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust shall
                                            not acquire the assets of, or an
                                            interest in, any other trust, entity
                                            or person except as specifically
                                            contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders copies of any notices it
                                            receives with respect to a
                                            redemption of the Securities or a
                                            call of the Securities under the
                                            Swap Agreement and any other notices
                                            with respect to the Securities.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            Section 9.03(a) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the "at
                                            any time by" in the third sentence
                                            thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (x) the Trustee shall have the power
                                            to sell the Securities and other
                                            Trust Property, in accordance with
                                            Article IX and XI, through the
                                            Selling Agent or, if the Selling
                                            Agent shall have resigned or
                                            declined to sell some or all of the
                                            Securities, any broker selected by
                                            the Trustee (at the direction of the
                                            Depositor) with reasonable care, in
                                            an amount sufficient to pay any
                                            amount due to the Swap Counterparty
                                            under the Swap Agreement (including
                                            Termination Payments) or
                                            reimbursable to itself in respect of
                                            unpaid Extraordinary Trust Expenses
                                            and to use the proceeds thereof to
                                            make such payments after the
                                            distribution of funds or Trust
                                            Property to Unitholders. Any such
                                            broker shall be instructed by the
                                            Trustee to sell such Trust Property
                                            in a reasonable manner designed to
                                            maximize the sale proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ",provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 Aon Capital A 8.205% trust preferred
                                            capital securities due January
                                            1, 2027

Security Issuer:                            Aon Capital A

Security Guarantor:                         Aon Corporation

                                            The Security Guarantor will be
                                            considered the "Security Issuer" for
                                            purposes of determining whether the
                                            Security Issuer is an Eligible
                                            Issuer and whether the Securities
                                            are Disqualified Securities.

Guarantor Debentures:                       The Security Guarantor's 8.205%
                                            junior subordinated debentures due
                                            2027.  Such debentures are the only
                                            assets of the Security Issuer.

                                            In the event that the Guarantor
                                            Debentures are exchanged for the
                                            Securities or distributed in
                                            liquidation of the Security Issuer,
                                            the Guarantor Debentures shall be
                                            treated as the Securities for all
                                            purposes and the Security Guarantor
                                            shall be treated as the Security
                                            Issuer for all purposes. Such
                                            exchange or liquidation shall not be
                                            considered a redemption.

Principal Amount:                           $35,620,000

Security Rate:                              8.205%

Credit Ratings:                             Baa1 by Moody's

                                            BBB+ by S&P

Listing:                                    Not applicable

Security Agreement:                         As to the Securities, the amended
                                            and restated declaration of trust
                                            dated as of January 13, 1997
                                            relating to the Security Issuer. As
                                            to the Guarantor Debentures, the
                                            indenture, dated as of January 13,
                                            1997, between the Security Guarantor
                                            and The Bank of New York.

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $36,835,020

Security Payment Date:                      Each January 1 and July 1,
                                            commencing July 1, 1997.

Original Issue Date:                        The Securities were issued on or
                                            about January 13, 1997. The Security
                                            Issuer offered to exchange the
                                            securities then issued for publicly
                                            registered securities and such
                                            offering closed on or about May 5,
                                            1997.

Maturity Date:                              January 1, 2027.

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Guarantor Debentures and the
                                            Securities may be redeemed upon a
                                            "tax event" or an "investment
                                            company event" (as defined in the
                                            underlying indenture and trust
                                            agreement). The Guarantor Debentures
                                            may also be distributed in exchange
                                            for the Securities or in liquidation
                                            of the Issuer. In such event the
                                            Guarantor Debentures would become
                                            the Securities under the Trust
                                            Agreement.

CUSIP No./ISIN No.:                         037388 AE 5

Security Trustee:                           The Bank of New York

Guarantor Debenture Trustee:                The Bank of New York

Available Information Regarding
the Security Issuer (if other
than U.S. Treasury obligations):            The Security Guarantor is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of 1934,
                                            as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 and at
                                            the following Regional Offices of
                                            the Commission: Woolworth Building,
                                            233 Broadway, New York, New York
                                            10279, and Northwest Atrium Center,
                                            500 West Madison Street, Chicago,
                                            Illinois 60661. Copies of such
                                            materials can be obtained from the
                                            Public Reference Section of the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 at
                                            prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

                                                                 MORGAN STANLEY


--------------------------------------------------------------------------------
Date:  February 27, 2002

To:    SATURNS Trust No. 2002-1            From:    Morgan Stanley & Co.
                                                    International Limited

Attn:  Asset-Backed Securities Group       Contact: Chris Boas
       SATURNS Trust No. 2002-1

Fax:   312-904-2084                        Fax:     212-761-0406

Tel:   312-904-7807                        Tel:     212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ16N

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms
   -------------

Trade Date:                              February 11, 2002

Option Style:                            American

Option Type:                             Call

Buyer:                                   MSIL ("Party A")

Seller:                                  SATURNS Trust No. 2002-1 ("Party B")

Bonds:                                   The obligation identified as follows:

                                         Bond Issuer:          Aon Capital A
                                         Issue:                8.205% Debentures
                                                               due 2027
                                         CUSIP:                037388 AE 5
                                         Coupon:               8.205%
                                         Maturity Date:        January 1, 2027
                                         Face Amount
                                         Purchased:            USD 35,620,000

Premium:                                 USD $89,050

Premium Payment Date:                    February 27, 2002

Number of Options:                       35,620

Option Entitlement:                      USD 1,000 of face amount of the Bonds
                                         per Option.

Strike Price:                            (i) For any Exercise Date prior to
                                         February 27, 2007, the redemption price
                                         of the Bonds including any make-whole
                                         amount (expressed as a percentage)
                                         subject to a maximum of 110% of the
                                         face amount of the Bonds but exclusive
                                         of accrued interest or (ii) for any
                                         Exercise Date on or after February 27,
                                         2007, 100% of the face amount of the
                                         Bonds exclusive of accrued interest.


Calculation Agent:                       Party A

II. Exercise Terms

Automatic Exercise:                      Inapplicable

Exercise Period:                         Any Business Day from, and including,
                                         9:00 a.m. (New York time) on February
                                         27, 2007, to, and including, the
                                         Expiration Time on the Expiration Date;
                                         provided, however, the Exercise Period
                                         shall also include any Business Day
                                         prior to February 27, 2007, if notice
                                         of redemption has been delivered by the
                                         Bond Issuer.

Exercise Date:                           For each Option exercised, the day
                                         during the Exercise Period on which
                                         that Option is exercised.

Rescission of Exercise:                  If Party B cannot obtain a bid for the
                                         Bonds held by it in excess of the
                                         Strike Price together with accrued
                                         interest on the Bonds, then Party A's
                                         notice of exercise shall be rescinded
                                         and the Options for which notice of
                                         exercise was given shall continue in
                                         full force and effect without regard to
                                         such provision of notice.

Multiple Exercise:                       Inapplicable

Partial Exercise:                        Inapplicable

Minimum Number of Options:               1

Written Confirmation of Exercise:        Applicable. Buyer shall give
                                         irrevocable exercise notice which may
                                         be given orally (including by
                                         telephone) during the Exercise Period
                                         but no later than the Notification
                                         Date. Buyer will execute and deliver a
                                         written exercise notice confirming the
                                         substance of such oral notice, however,
                                         failure to provide such written notice
                                         will not affect the validity of the
                                         oral notice.

Limitation on Rights of MSIL:            Buyer may, by written notice thereof to
                                         Seller, delegate its rights to provide
                                         a notice of exercise hereunder to a
                                         third party (the "Third Party"). Any
                                         such delegation will be irrevocable by
                                         Buyer without the written consent of
                                         the Third Party. Any such Third Party
                                         will have the same rights and
                                         obligations regarding providing notice
                                         of exercise hereunder as the Buyer had
                                         prior to such delegation. While any
                                         such delegation is effective, Seller
                                         will only recognize a notice of
                                         exercise that is provided by the Third
                                         Party.

Notification Date:                       Any date at least 30 calendar days
                                         prior to the Exercise Date or, if in
                                         conjunction with a redemption by the
                                         Bond Issuer, 10 calendar days prior to
                                         the Exercise Date, provided that any
                                         date which is 10 calendar days after
                                         the Bond Issuer provides notice of
                                         redemption is also a Notification Date.

Limited Right to Confirm Exercise:       Inapplicable

Expiration Date:                         January 1, 2024

Expiration Time:                         4:00 p.m. New York time

Business Days:                           New York and Chicago

III. Settlements:

Settlement:                              Cash Settlement

Spot Price:                              The cash proceeds received by
                                         Party B in connection with sale of
                                         the Bonds by Party B, excluding
                                         any amounts in respect of accrued
                                         interest. In the event of a
                                         redemption by the Bond Issuer, the
                                         redemption price paid by the Bond
                                         Issuer, excluding accrued
                                         interest.

Payment Obligation of Party A:           If the Bond Issuer has not given notice
                                         of redemption in connection with the
                                         exercise of Options hereunder and if
                                         any such exercise is an exercise of
                                         less than all Options remaining
                                         unexercised hereunder, Party A shall
                                         pay to the Expense Administrator an
                                         amount equal to the present value of a
                                         stream of payments equal to $6946
                                         payable on each payment date for the
                                         Bonds until the maturity of the Bonds
                                         from the date of such exercise until
                                         the Scheduled Final Distribution Date
                                         (as defined in the Trust Agreement),
                                         assuming for this purpose that the
                                         Trust (as defined in the Trust
                                         Agreement) is not terminated prior to
                                         the Scheduled Final Distribution Date,
                                         multiplied by the Option Entitlement
                                         multiplied by the number of Options
                                         exercised and divided by $35,620,000.

                                         Upon any exercise hereunder, Party
                                         A shall pay to Party B, for
                                         payment to the registered holder
                                         of the Class B Units (as defined
                                         in the Trust Agreement), the
                                         present value of the Class B Unit
                                         Interest, calculated as the sum of
                                         (i) the amount of outstanding
                                         accrued interest in respect of the
                                         Class B Units and (ii) the present
                                         value of the remaining scheduled
                                         payments (other than any accrued
                                         interest) in respect of the Class
                                         B Units determined by using a
                                         discount factor of 7.20%. Party A
                                         shall give notice to such
                                         registered holder of the Class B
                                         Units and the Rating Agencies (as
                                         defined in the Trust Agreement) in
                                         the form of Annex A hereto.

Settlement Date:                         As applicable, the Business Day of
                                         settlement of the sale of the Bonds by
                                         Party B or the Business Day of
                                         settlement of a redemption of Bonds by
                                         the Bond Issuer.

         3.  Additional Definitions.

         "Class B Unit" means the Class B Unit issued under the Trust Agreement.

         "Class B Unit Interest" means the interest on the Class B Units that would have accrued at the rate and in the manner specified in the Trust Agreement and would have been payable at the times specified in the Trust Agreement had the rights to purchase the Bonds hereunder not been exercised. For the avoidance of doubt, Class B Unit Interest shall not include amounts actually paid on the Class B Units in connection with the exercise of the right to purchase the Bonds hereunder and Class B Unit Interest shall not be construed to entitle the Class B Unit to any "double" payment of interest.

         "Trust Agreement" means the trust agreement dated as of February 27, 2002, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         6.  Swap Termination Payments. In the event an Early Termination
Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds (or redemption amount) in excess of the Strike Price (expressed as a dollar amount) plus accrued interest on the Bonds.

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer.

         8.  Account Details.

Payments to Party A:                     Citibank, N.A., New York
                                         SWIFT BIC Code: CITIUS33
                                         ABA No.  021 000 089
                                         FAO: Morgan Stanley & Co.
                                         International Limited
                                         Account No. 3042-1519

Operations Contact:                      Barbara Kent
                                         Tel  212-537-1449
                                         Fax  212-537-1868

Payments to Party B:                     LaSalle Bank, Chicago, Illinois
                                         ABA No. 071 000 505
                                         Reference:  SATURNS 2002-1
                                         Unit Account / AC-2090067/
                                         Account No.: 67-8952-40-9

Operations Contact:                      Brian Ames
                                         Tel:  312-904-7807
                                         Fax: 312-904-2084

                                                                  MORGAN STANLEY



         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ16N by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY:  /s/ Chris Boas
     --------------------------
     Name:   Chris Boas
     Title:  Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2002-1
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY:  /s/ Brian D. Ames
     --------------------------
     Name:  Brian D. Ames
     Title: Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY:  /s/ Susan Portelli
     -----------------------
     Name:   Susan Portelli
     Title:  Attorney in fact

                                                                         ANNEX A
                     Form of Notice of Exercise To Be Given
                To the Rating Agencies and the Registered Holder
                              of the Class B Units
                              --------------------

[Address of Registered Holder of Class B Units]

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Standard & Poor's Ratings Services,
A Division of The McGraw-Hill Companies, Inc.
55 Water Street, 40th Floor
New York, NY 10041-0003

                  RE:  SATURNS Trust No. 2002-1
                       Exercise of Call Rights Under Swap Agreement
                       --------------------------------------------

         Notice is hereby given that the Swap Counterparty will exercise its call rights under the Swap Agreement [in whole] [in part] and that the Swap Counterparty will pay the present value [of the corresponding portion] of the Class B Unit Interest] to the Trust for payment to the registered holder of the Class B Units.

         The Class B Units will receive a payment of $[_______][which corresponds to a reduction in the notional amount of Class B Units outstanding of $[_________]].


                                         [SWAP COUNTERPARTY]


                                         BY:
                                            --------------------------
                                         Name:
                                         Title: